UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2024

PORTILLO'S INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40951	87-1104304
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Spring Road, Suite 400, Oak Brook, Illinois 60523
(Address of principal executive offices)
(630)-954-3773
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	PTLO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2024, Portillo’s Inc. (the “Company”) announced that effective December 9, 2024, Tony Darden will join the Company and serve as the Company’s Chief Operating Officer. Mr. Darden, 54, most recently served as Senior Vice President and Chief Operating Officer of Jack in the Box (NASDAQ: JACK) since June of 2021. Previously, Mr. Darden served as President of MOOYAH Burgers, Fries and Shakes since May 2019, and prior to that, he held the position of Chief Operating Officer for Taco Bueno Restaurants and Sun Holdings, a multi-concept franchisee based in Dallas, TX which owns and operates over 950 restaurants across eight states and numerous brands. There are no arrangements or understandings between Mr. Darden and any other persons pursuant to which he was selected as Chief Operating Officer. There are also no family relationships between Mr. Darden and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment as the Company’s Chief Operating Officer, the Company entered into an offer letter (the “Offer Letter”) with Mr. Darden. Pursuant to the Offer Letter, Mr. Darden will be eligible for: (1) base salary of $465,000.00 per year; (2) discretionary annual bonus program target of 75% of base salary; (3) Restricted Stock Units (“RSUs”) valued at $200,000 under the 2021 Equity Incentive Plan, subject to a 2-year vesting period; (4) a one-time equity award of $110,000 in RSUs and $110,000 of Performance Restricted Stock Units; and (5) annual Long-Term Equity Plan target of $650,000, of which 50% is comprised of RSUs and 50% is comprised of Performance Stock Units. All equity grants are subject to the terms of their applicable plans. Consistent with benefits available to other executives of the Company, Mr. Darden will also be eligible for family medical, dental, vision and short-term disability coverage, participation in the Compnay’s 401(k) and non-qualified deferred compensation plans, and unlimited Paid Time Off.

The foregoing description of the Offer Letter is a summary only and is qualified in its entirety by the full text of the Offer Letter, which the Company expects to file as an exhibit to its Annual Report on Form 10-K for the fiscal year ending December 29, 2024.

Item 7.01. Regulation FD Disclosure.

On December 2, 2024, the Company issued a press release relating to Mr. Darden’s appointment, which release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of the Registrant, dated December 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Portillo's Inc.
(Registrant)

Date: December 2, 2024	By:	/s/ Michelle Hook
Michelle Hook
Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)